INVESCO MID CAP CORE EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        1

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      67,329
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                       2,463
            Class C                                                      12,114
            Class R                                                       7,037
            Class Y                                                      19,910
            Institutional Class                                          14,132

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $   21.86
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   17.26
            Class C                                                   $   17.23
            Class R                                                   $   21.47
            Class Y                                                   $   22.01
            Institutional Class                                       $   22.95

INVESCO SMALL CAP GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        7

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      27,132
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                         258
            Class C                                                         703
            Class R                                                       2,939
            Class Y                                                         414
            Investor Class                                                6,944
            Institutional Class                                          17,778

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $   30.20
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   25.61
            Class C                                                   $   25.57
            Class R                                                   $   29.27
            Class Y                                                   $   30.48
            Investor Class                                            $   31.05
            Institutional Class                                       $   31.96

INVESCO QUANTITATIVE CORE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        9

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                       8,911
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                         740
            Class C                                                         872
            Class R                                                          81
            Class Y                                                          61
            Institutional Class                                           1,570

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $   10.74
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   10.15
            Class C                                                   $   10.13
            Class R                                                   $   10.75
            Class Y                                                   $   10.77
            Institutional Class                                       $   10.90

INVESCO GROWTH ALLOCATION FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        11

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      49,872
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                       9,182
            Class C                                                      11,309
            Class R                                                       2,083
            Class S                                                       2,702
            Class Y                                                         215
            Institutional Class                                               4

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $   11.38
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   11.24
            Class C                                                   $   11.24
            Class R                                                   $   11.34
            Class S                                                   $   11.38
            Class Y                                                   $   11.38
            Institutional Class                                       $   11.44

INVESCO MODERATE ALLOCATION FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        12

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      45,758
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                       8,006
            Class C                                                      10,794
            Class R                                                       1,772
            Class S                                                       3,271
            Class Y                                                         276
            Institutional Class                                             119

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $   10.99
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   10.91
            Class C                                                   $   10.90
            Class R                                                   $   10.97
            Class S                                                   $   10.99
            Class Y                                                   $   11.01
            Institutional Class                                       $   11.04

INVESCO CONSERVATIVE ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        15

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      20,167
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                       3,199
            Class C                                                       5,792
            Class R                                                         884
            Class S                                                         261
            Class Y                                                         244
            Institutional Class                                               8

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $   10.48
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   10.36
            Class C                                                   $   10.38
            Class R                                                   $   10.45
            Class S                                                   $   10.50
            Class Y                                                   $   10.47
            Institutional Class                                       $   10.53

INVESCO INCOME ALLOCATION FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        16

72DD.    1  Total income dividends for which record date passed
            during the period. (000's Omitted)
            Class A                                                   $   1,211
         2  Dividends for a second class of open-end company
            shares (000's Omitted)
            Class B                                                   $      86
            Class C                                                   $     296
            Class R                                                   $      23
            Class Y                                                   $      25
            Institutional Class                                       $       1

73A.        Payments per share outstanding during the entire
            current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                   $  0.1780
         2  Dividends for a second class of open-end company
            shares (form nnn.nnnn)
            Class B                                                   $  0.1407
            Class C                                                   $  0.1407
            Class R                                                   $  0.1656
            Class Y                                                   $  0.1906
            Institutional Class                                       $  0.1906

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                       6,973
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                         582
            Class C                                                       2,155
            Class R                                                         151
            Class Y                                                         124
            Institutional Class                                               7

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $    9.99
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   10.00
            Class C                                                   $   10.00
            Class R                                                   $    9.99
            Class Y                                                   $    9.99
            Institutional Class                                       $    9.99

INVESCO INTERNATIONAL ALLOCATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        17

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      13,367
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                       1,199
            Class C                                                       3,019
            Class R                                                         533
            Class Y                                                         574
            Institutional Class                                              28

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $    9.22
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $    9.09
            Class C                                                   $    9.09
            Class R                                                   $    9.18
            Class Y                                                   $    9.22
            Institutional Class                                       $    9.26

INVESCO BALANCED-RISK RETIREMENT NOW FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        18

72DD.    1  Total income dividends for which record date passed
            during the period. (000's Omitted)
            Class A                                                   $      23
         2  Dividends for a second class of open-end company
            shares (000's Omitted)
            Class A5                                                  $      38
            Class B                                                   $       0
            Class C                                                   $       0
            Class C5                                                  $       0
            Class R                                                   $       2
            Class R5                                                  $       1
            Class Y                                                   $       1
            Institutional Class                                       $       5

73A.        Payments per share outstanding during the entire
            current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                   $  0.0172
         2  Dividends for a second class of open-end company
            shares (form nnn.nnnn)
            Class A5                                                  $  0.0171
            Class B                                                   $  0.0001
            Class C                                                   $  0.0001
            Class C5                                                  $  0.0001
            Class R                                                   $  0.0115
            Class R5                                                  $  0.0115
            Class Y                                                   $  0.0229
            Institutional Class                                       $  0.0229

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                       1,383
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class A5                                                      2,143
            Class B                                                          80
            Class C                                                         404
            Class C5                                                        526
            Class R                                                         193
            Class R5                                                         56
            Class Y                                                          58
            Institutional Class                                             263

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $    9.07
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class A5                                                  $    9.06
            Class B                                                   $    8.98
            Class C                                                   $    8.99
            Class C5                                                  $    8.98
            Class R                                                   $    9.05
            Class R5                                                  $    9.04
            Class Y                                                   $    9.10
            Institutional Class                                       $    9.09


INVESCO BALANCED-RISK RETIREMENT 2020 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        20

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                       3,672
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class A5                                                      1,574
            Class B                                                         353
            Class C                                                         834
            Class C5                                                        400
            Class R                                                         861
            Class R5                                                        165
            Class Y                                                         387
            Institutional Class                                             541

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $    9.45
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class A5                                                  $    9.45
            Class B                                                   $    9.32
            Class C                                                   $    9.31
            Class C5                                                  $    9.31
            Class R                                                   $    9.41
            Class R5                                                  $    9.41
            Class Y                                                   $    9.46
            Institutional Class                                       $    9.50

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        21

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                       3,501
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class A5                                                      1,137
            Class B                                                         383
            Class C                                                         936
            Class C5                                                        215
            Class R                                                       1,030
            Class R5                                                        110
            Class Y                                                         303
            Institutional Class                                           1,470

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $    9.12
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class A5                                                  $    9.13
            Class B                                                   $    9.02
            Class C                                                   $    9.01
            Class C5                                                  $    9.01
            Class R                                                   $    9.07
            Class R5                                                  $    9.07
            Class Y                                                   $    9.15
            Institutional Class                                       $    9.17

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        22

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                       2,405
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class A5                                                        456
            Class B                                                         150
            Class C                                                         592
            Class C5                                                         68
            Class R                                                         690
            Class R5                                                         80
            Class Y                                                          76
            Institutional Class                                             627

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $    8.61
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class A5                                                  $    8.60
            Class B                                                   $    8.50
            Class C                                                   $    8.49
            Class C5                                                  $    8.48
            Class R                                                   $    8.56
            Class R5                                                  $    8.57
            Class Y                                                   $    8.63
            Institutional Class                                       $    8.64

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        23

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                       1,325
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class A5                                                        174
            Class B                                                          58
            Class C                                                         350
            Class C5                                                         13
            Class R                                                         296
            Class R5                                                         21
            Class Y                                                          61
            Institutional Class                                             565

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $    8.58
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class A5                                                  $    8.58
            Class B                                                   $    8.46
            Class C                                                   $    8.47
            Class C5                                                  $    8.47
            Class R                                                   $    8.53
            Class R5                                                  $    8.54
            Class Y                                                   $    8.60
            Institutional Class                                       $    8.61

INVESCO VAN KAMPEN U.S. MORTGAGE FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        26

72DD.    1  Total income dividends for which record date passed
            during the period. (000's Omitted)
            Class A                                                   $  14,309
         2  Dividends for a second class of open-end company
            shares (000's Omitted)
            Class B                                                   $     163
            Class C                                                   $     208
            Class Y                                                   $      61

73A.        Payments per share outstanding during the entire
            current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                   $  0.3322
         2  Dividends for a second class of open-end company
            shares (form nnn.nnnn)
            Class B                                                   $  0.2814
            Class C                                                   $  0.2809
            Class Y                                                   $  0.3491
            Institutional Class                                       $  0.3503

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      43,066
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                         524
            Class C                                                         878
            Class Y                                                         248
            Institutional Class                                               1

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $   12.99
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   12.92
            Class C                                                   $   12.90
            Class Y                                                   $   13.03
            Institutional Class                                       $   13.03

INVESCO CONVERTIBLE SECURITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        27

72DD.    1  Total income dividends for which record date passed
            during the period. (000's Omitted)
            Class A                                                   $   5,745
         2  Dividends for a second class of open-end company
            shares (000's Omitted)
            Class B                                                   $      69
            Class C                                                   $     635
            Class Y                                                   $   2,917
            Institutional Class                                       $      32

73A.        Payments per share outstanding during the entire
            current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                   $  0.2209
         2  Dividends for a second class of open-end company
            shares (form nnn.nnnn)
            Class B                                                   $  0.1459
            Class C                                                   $  0.1447
            Class Y                                                   $  0.2454
            Institutional Class                                       $  0.2575

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      25,599
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                         425
            Class C                                                       4,293
            Class Y                                                      12,127
            Institutional Class                                             133

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $   19.78
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $   19.83
            Class C                                                   $   19.70
            Class Y                                                   $   19.80
            Institutional Class                                       $   19.78

INVESCO VAN KAMPEN LEADERS FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 6/30/2012
FILE NUMBER:       811-2699
SERIES NO.:        31

72DD.    1  Total income dividends for which record date passed
            during the period. (000's Omitted)
            Class A                                                   $     889
         2  Dividends for a second class of open-end company
            shares (000's Omitted)
            Class B                                                   $     149
            Class C                                                   $      60
            Class Y                                                   $       2

73A.        Payments per share outstanding during the entire
            current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                   $  0.0698
         2  Dividends for a second class of open-end company
            shares (form nnn.nnnn)
            Class B                                                   $  0.0347
            Class C                                                   $  0.0342
            Class Y                                                   $  0.0814

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                      12,432
         2  Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Class B                                                       4,085
            Class C                                                       1,717
            Class Y                                                          31

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                   $    9.25
         2  Net asset value per share of a second class of
            open-end company shares (to nearest cent)
            Class B                                                   $    9.24
            Class C                                                   $    9.13
            Class Y                                                   $    9.25